As filed with the Securities and Exchange Commission on June 23, 2003
                                                           Registration No. 333-
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            U.S.B. HOLDING CO., INC.
             (Exact name of registrant as specified in its charter)

        Delaware                                      36-3197969
       (State of                           (IRS Employer Identification No.)
    Incorporation)

                               100 Dutch Hill Road
                           Orangeburg, New York 10962
          (Address, including zip code, of principal executive offices)
--------------------------------------------------------------------------------

                            U.S.B. HOLDING CO., INC.
             EMPLOYEE STOCK OWNERSHIP PLAN (With 401(k) Provisions)

                                UNION STATE BANK
                   KEY EMPLOYEES' SUPPLEMENTAL INVESTMENT PLAN
                            (Full title of the plans)

                               Steven T. Sabatini
                         Senior Executive Vice President
                           and Chief Financial Officer
                               100 Dutch Hill Road
                           Orangeburg, New York 10962
                     (Name and address of agent for service)

                                 (845) 365-4600
          (Telephone number, including area code, of agent for service)

                                    Copy to:

                             Edwin T. Markham, Esq.
                      Satterlee Stephens Burke & Burke LLP
                                 230 Park Avenue
                            New York, New York 10169


                                           CALCULATION OF REGISTRATION FEE
====================================================================================================================
        Title of               Amount              Proposed                   Proposed                Amount of
      Securities to            to be           Maximum Offering           Maximum Aggregate         Registration
    be Registered (1)      Registered (1)    Price Per Share (2)           Offering Price                Fee
--------------------------------------------------------------------------------------------------------------------
Common Stock,
$0.01 per share
par value                          300,000          $17.80                             $5,340,000           $432.01
====================================================================================================================

(1)      In addition, pursuant to Rule 416 (c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

(2)      Pursuant to Rule 457(c) and (h) under the Securities Act of 1933, the proposed maximum offering price per share and the registration fee relating to these shares of Common Stock being registered have been based on the average of the high and low prices of the Common Stock as reported on the New York Stock Exchange on June 18, 2003.

                                EXPLANATORY NOTE

         This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 300,000 shares of the Registrant's Common Stock pursuant to the U.S.B. Holding Co., Inc. Employee Stock Ownership Plan (With 401(k) Provisions) and the Union State Bank Key Employees' Supplemental Investment Plan.

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                   CERTAIN REGISTRATION STATEMENT ON FORM S-8

The contents of the Registration Statement on Form S-8 (File No. 333-43797) relating to the U.S.B. Holding Co., Inc. Employee Stock Ownership Plan (With 401(k) Provisions) and the Union State Bank Key Employees' Supplemental Investment Plan, filed with the Securities and Exchange Commission on January 7, 1998, are incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Orangeburg, State of New York, on this 19th day of June, 2003.

                                               U.S.B. HOLDING CO., INC.


                                               By: /s/ Thomas E. Hales
                                                 -------------------------------
                                               Thomas E. Hales
                                               Chairman of the Board, President
                                               and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on June 19, 2003.


Signature                                                        Title
---------                                                        -----
  /s/ Thomas E. Hales                                      Chairman, President, Chief Executive Officer and
---------------------------------------                    Director (principal executive officer)
                 Thomas E. Hales

  /s/  Steven T. Sabatini                                  Senior Executive Vice President, Chief Financial
---------------------------------------                    Officer and Director (principal financial officer and
                 Steven T. Sabatini                        principal accounting officer)


  /s/  Raymond J. Crotty                                   Director
---------------------------------------
                 Raymond J. Crotty

  /s/  Howard V. Ruderman                                  Director
---------------------------------------
                 Howard V. Ruderman

   /s/   Edward T. Lutz                                    Director
---------------------------------------
                 Edward T. Lutz


   /s/  Kenneth J. Torsoe                                  Director
---------------------------------------
                 Kenneth J. Torsoe

   /s/   Michael H. Fury                                   Director
---------------------------------------
                 Michael H. Fury

   /s/   Kevin J. Plunkett                                 Director
---------------------------------------
                 Kevin J. Plunkett


         Pursuant to the requirements of the Securities Act of 1933, the Administrative Committee of the U.S.B. Holding Co., Inc. Employee Stock Ownership Plan (With 401 (k) Provisions) has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the Town of Orangeburg, State of New York, On June 19, 2003.

                  U.S.B. Holding Co., Inc. Employee Stock Ownership Plan (With 401 (k) Provisions)



                           By  /s/  Steven T. Sabatini
                               ------------------------
                               Steven T. Sabatini
                               Administrative Committee

         Pursuant to the requirements of the Securities Act of 1933, Union State Bank, on behalf of the Union State Bank Key Employees' Supplemental Investment Plan has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the Town of Orangeburg, State of New York, On June 19, 2003.

                    Union State Bank Key Employees' Supplemental Investment Plan

                    By Union State Bank



                    By  /s/  Steven T. Sabatini
                        ------------------------------------------
                       Steven T. Sabatini
                       Senior Executive Vice President and Chief
                       Financial Officer

                                INDEX TO EXHIBITS


Exhibit No.                Description
-----------                -----------

5 Opinion of Satterlee Stephens Burke & Burke LLP as to legality of the securities being registered.

23(a)                      Consent of Deloitte & Touche LLP.

23(b)                      Consent of KPMG LLP.

23(c) Consent of Satterlee Stephens Burke & Burke LLP (included in opinion filed as Exhibit 5).